NIAGARA MOHAWK HOLDINGS, INC.
                                CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                             In thousands of dollars

                                                                  Three Months Ended             Year Ended
                                                                      December 31,               December 31,
                                                                  1999            1998        1999         1998
                                                            -------------------------------------------------------
OPERATING REVENUES:
Electric . . . . . . . . . . . . . . . . . . . . . . . . .  $    867,158   $     765,971   $3,464,901   $3,390,501
Gas. . . . . . . . . . . . . . . . . . . . . . . . . . . .       146,006         137,816      611,226      601,276
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .         3,340             279        8,059          643
----------------------------------------------------------  -------------  --------------  -----------  -----------
                                                               1,016,504         904,066    4,084,186    3,992,420
                                                            -------------  --------------  -----------  -----------
OPERATING EXPENSES:
Electricity purchased. . . . . . . . . . . . . . . . . . .       298,315         146,385    1,012,811    1,138,453
Fuel for electric generation . . . . . . . . . . . . . . .        32,474          61,549      189,657      239,982
Gas purchased. . . . . . . . . . . . . . . . . . . . . . .        77,054          61,896      297,641      307,841
Other operation and maintenance expenses . . . . . . . . .       254,316         243,605      910,871      948,297
PowerChoice charge . . . . . . . . . . . . . . . . . . . .             -               -            -      263,227
Amortization of MRA regulatory asset . . . . . . . . . . .        96,625          96,649      386,499      128,833
Depreciation and amortization. . . . . . . . . . . . . . .        76,796          91,042      345,473      355,919
Other taxes. . . . . . . . . . . . . . . . . . . . . . . .        86,094         103,274      415,082      460,940
                                                            -------------  --------------  -----------  -----------
                                                                 921,674         804,400    3,558,034    3,843,492
                                                            -------------  --------------  -----------  -----------
OPERATING INCOME . . . . . . . . . . . . . . . . . . . . .        94,830          99,666      526,152      148,928

Other income (deductions). . . . . . . . . . . . . . . . .        (1,389)         (3,758)      (1,571)      52,071
Allowance for other funds used during construction . . . .         1,116           2,337        5,366        8,626
----------------------------------------------------------  -------------  --------------  -----------  -----------
INCOME BEFORE INTEREST CHARGES . . . . . . . . . . . . . .        94,557          98,245      529,947      209,625

Interest charges . . . . . . . . . . . . . . . . . . . . .       108,953         134,911      492,492      407,406
Allowance for borrowed funds used during construction. . .        (1,609)         (2,842)      (7,252)     (10,228)
Preferred dividend requirement of subsidiary . . . . . . .         9,769           9,024       36,808       36,555
----------------------------------------------------------  -------------  --------------  -----------  -----------
INCOME (LOSS) BEFORE FEDERAL
 & FOREIGN INCOME TAXES. . . . . . . . . . . . . . . . . .       (22,556)        (42,848)       7,899     (224,108)
Federal & foreign income taxes . . . . . . . . . . . . . .        (4,390)        (16,391)      19,180      (66,728)
----------------------------------------------------------  -------------  --------------  -----------  -----------
LOSS BEFORE EXTRAORDINARY ITEM . . . . . . . . . . . . . .       (18,166)        (26,457)     (11,281)    (157,380)
Extraordinary item - loss from the
     extinguishment of debt,
     net of income taxes of $12,819. . . . . . . . . . . .             -               -      (23,807)           -
----------------------------------------------------------  -------------  --------------  -----------  -----------

NET LOSS . . . . . . . . . . . . . . . . . . . . . . . . .  $    (18,166)  $     (26,457)  $  (35,088)  $ (157,380)
                                                            =============  ==============  ===========  ===========

AVERAGE NUMBER OF SHARES OF COMMON
  STOCK OUTSTANDING (IN THOUSANDS) . . . . . . . . . . . .       184,684         187,365      186,689      166,186

BASIC AND DILUTED LOSS PER AVERAGE
 SHARE OF COMMON STOCK BEFORE EXTRAORDINARY ITEM . . . . .  $      (0.10)  $       (0.14)  $    (0.06)  $    (0.95)

Extraordinary item per average share
  of common stock. . . . . . . . . . . . . . . . . . . . .             -               -        (0.13)           -
----------------------------------------------------------  -------------  --------------  -----------  -----------

BASIC AND DILUTED LOSS PER AVERAGE
      SHARE OF COMMON STOCK. . . . . . . . . . . . . . . .  $      (0.10)  $       (0.14)  $    (0.19)  $    (0.95)
----------------------------------------------------------  =============  ==============  ===========  ===========

OTHER OPERATING DATA:

Earnings before interest charges, interest income,
income taxes, depreciation and amortization, and . . . . .                                 $1,259,500   $  990,500
other regulatory requirements (EBITDA)

Net cash interest. . . . . . . . . . . . . . . . . . . . .                                 $  397,100   $  345,500

Ratio of EBITDA to net cash interest . . . . . . . . . . .                                        3.2          2.9

Cash flow before debt service (EBITDA less
capital expenditures, less cash interest, less cash taxes)                                 $  488,000   $  311,000

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NOTES:

- Prior period consolidated financial statements have been prepared from Niagara Mohawk Power Corporation's prior period consolidated financial statements, except that accounts have been reclassified to reflect the Niagara Mohawk Holdings' structure.

- The above information is not given in connection with any sale or offer to sell or buy any stock or security.

- The Company files periodic reports pursuant to the Securities Exchange
  Act of 1934. Accordingly, with respect to the financial information set forth above, you are requested to refer to such filings for more detailed information.